

EDGEN GROUP

CONNECTING SPECIALIZED PRODUCTS TO ENERGY & INFRASTRUCTURE APPLICATIONS



Investor Presentation

Q1 2012


UPSTREAM
MIDSTREAM
DOWNSTREAM
POWER
NUCLEAR
CIVIL
MINING

Disclosures

This presentation is based on management's current beliefs and assumptions, which in turn are based on currently available information. All statements and other information contained in this presentation, other than statements of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements about our business strategy, growth opportunities and leverage targets. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission ("SEC"), including our Form 10-K for the 2011 year and subsequent filings. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

Nature and Date of Information

The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. This presentation may contain data from third party sources. You should assume we have not independently verified the accuracy of such third party information.

You should assume that the information in this presentation is accurate only as of the date on the front cover of this presentation. We undertake no duty or obligation to publicly update or revise the information contained in this presentation, although we may do so from time to time. Any such updating may be made through the filing of documents with the SEC, through press releases or through other public disclosure, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

From time to time we may provide financial guidance in our earnings releases and make other forward-looking statements. Our financial guidance and other forward-looking statements are effective only on the date given. In accordance with our policy, we will not update, reaffirm or otherwise comment on any prior financial guidance or other forward-looking statements in connection with this presentation. No reference made to any prior financial guidance or other forward-looking statements in connection with this presentation should be construed to update, reaffirm or otherwise comment on such prior financial guidance or other forward-looking statements.

This presentation may include financial information not prepared in accordance with U.S. generally accepted accounting principles (including, without limitation, EBIT, EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA pull-through, ROIC and variations thereof). These Non-GAAP measures, as calculated by us, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these Non-GAAP measures have material limitations as analytical tools, are not a measurement of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to or superior to GAAP measures such as net income, operating income, net cash flows provided by operating activities or any other measure of financial performance or liquidity calculated and presented in accordance with GAAP. See the following presentation and Appendix A for a definition of these Non-GAAP measures and as appropriate, a reconciliation to their most directly comparable financial measures calculated in accordance with GAAP.

Edgen Group Snapshot

EDGEN GROUP

- **Leading global distributor of highly engineered, specialty steel products to the energy market**
- **Operating through two segments:**
  - Energy and Infrastructure ("E&I") Segment
  - Oil Country Tubular Goods ("OCTG") Segment
- **Global Presence**
  - 5 Regional distribution centers, satellite stocking facilities and sales offices in 14 countries on 5 continents
  - 2011 combined sales by major geography:
    Americas: $1.345 billion
    Europe/Middle East: $259 million
    APAC: $71 million
- **End-markets include upstream, midstream, and downstream energy and refining, and other civil infrastructure**
- **500+ employees worldwide**
- **Listed on the NYSE ("EDG') with a market capitalization of approximately $329 million as of July 5, 2012**





What We Sell

Plate
13% of combined sales



- High yield structural grades
- Offshore quality grades
- Arctic steels
- Clad material
- Shipbuilding steels
- Specialty steels
  - Proprietary and modified steels
  - Abrasion resistant
  - Armor plates
- Stainless
- Duplex and super-duplex
- Nickel alloy

Sections
2% of combined sales



- Highly engineered sections
  - Universal beams and columns
  - Channels
  - W sections
  - S sections
  - C sections
  - Equal and unequal angles
  - Flat and round bars
  - Bulb flats

Pipe & Tube and Components
82% of combined sales



- Structural applications
  - Seamless
  - SAW/ERW
  - Sections
- Process applications
  - Seamless and welded
  - Low and high temp carbon steel
- OCTG
  - Seamless and welded OCTG
  - Premium connections
  - Tubular accessories
- Pipe components
  - Fittings
  - Flanges
  - Gaskets

Valves
2% of combined sales



- Ball valves
- Gates, globes and checks
  - Forged steel valves
  - Alloy valves
  - Wafer check valves
- Butterfly
- Actuation packages
- Plug valves
- Check valves
- Bleeder plugs
- Manual actuation accessories
- Automation controls

Project Mgmt. and Services
< 1% of combined sales



- Project Mgmt.
  - Market consultation
  - Technical guidance
  - Supply chain management
- Services
  - Cutting
  - Coating and finishing
  - Custom fabrication
  - Valve automation
  - Testing

Note: All percentage amounts based on 2011 combined sales

What We Do Best

Focus on Specialized Products	▪ Relationships critical ▪ Essential to project and operations pathway ▪ Technical expertise valued
Target Opportunities to Add Value	▪ Partner with customers ▪ Supply complementary products ▪ Leverage adjacent end-markets
Agile and Responsive	▪ Respond to customers ▪ Monitor and support progress/developments ▪ Anticipate change
Selectively Acquire and Integrate Additional Market Leaders	▪ Proven track record of integration ▪ Highly adaptive information systems ▪ Experienced management team

Investment Highlights

EDGEN GROUP

Positioned to Continue to Deliver Exceptional Growth

- Focus on Global Energy and Infrastructure Markets
- Extensive Offering of Specialized Products
- Deep and Experienced Team
- Critical Partner to Major Global Suppliers and Customers
- Footprint and Strategy Aligned with Global Growth Trends
- Local Business Model with Global Reach

EDGEN GROUP

Successful History of Acquisitions and Platform Built for Growth


2011:
$1,675MM
35% Revenue CAGR
Annual Sales:
2004:
$207MM
Bourland & Leverich Founded
Thomas Pipe & Steel Founded
Thomas Pipe & Steel + 5 acquisitions: Edgen Corp Formed
JCP and Mgmt. acquire Edgen Corp.
Western Flow Products Acquisition
Murray International Metals Acquisition
Edgen Murray Formed
Equipment Valve and Supply Acquisition
PetroSteel International Acquisition
JCP and EM acquire Bourland & Leverich (B&L)
Edgen Group Formed
1935
1983
2002
2005
2006
2007
2008
2009
2010
2011
2012

- Serving the energy industry for over 75 years
- Acquired 6 businesses since 2005 to build complementary portfolio and global footprint
- Expanded our product lines in end-markets
- Recently established a presence in growth markets including Brazil, China, India and Saudi Arabia

Positioned for Continued Growth and Future Success

Note: 2004 – 2011 compound annual growth rate based on actual Edgen Murray results for 2004 and pro forma Edgen Group results for 2011.

Critical Partner to Major Global Suppliers and Customers

Value-Add for Suppliers

- Global market access
- Sales and marketing support
- Reduced investment in working capital
- Consistent, high-volume purchaser
- Knowledge of customer spending plans and material requirements
- Global network of 37 sales offices in key locations

Suppliers

Customers

Value-Add for Customers

- Broad specialized product portfolio
- Global logistical support and procurement services
- Understanding of supplier pricing, capacity and lead times
- Technical expertise and product selection consultation
- Capital, scale and footprint to supply large volume projects and MRO requirements
- Critical inventory available near major domestic and international hydrocarbon producing regions

Customer relationships of 20+ years provide stable MRO, project and drilling program sales
Supplier relationships of 25+ years yield favorable pricing, allocation and lead times

EDGEN GROUP

Global Energy and Infrastructure Market Presence

RESOURCE DEVELOPMENT *(Commodity Exposure)*

INFRASTRUCTURE DEVELOPMENT *(Global Macroeconomic Exposure)*

Upstream
70%

- ✓ Offshore rigs
- ✓ Onshore rigs
- ✓ Production facilities

Midstream
17%

- ✓ Compression
- ✓ Gathering
- ✓ Processing
- ✓ LNG
- ✓ Transmission
- ✓ Storage
- ✓ Gas Distribution

Downstream / Process
7%

- ✓ Refining
- ✓ Petrochemical

Other Infrastructure
6%

- ✓ Power Generation
  - Fossil Fuel
  - Nuclear
  - Renewables
- ✓ Civil Construction
- ✓ Mining









Note: Percentage amounts based on 2011 combined sales.

Local Business Model with Global Reach

- Strategic sales offices serving key customer decision makers in high growth markets
- Flexible distribution channels comprised of regional distribution centers, satellite stocking facilities, and third party providers
- Key Markets
  - Bakken
  - Eagle Ford
  - Permian
  - Canada
  - Latin America
  - Mexico
  - Brazil
  - North Sea
  - West Africa
  - Middle East
  - Caspian
  - India
  - China
  - Australia
- 2011 sales by ultimate destination of approximately 30% outside North America



★ Headquarters
Sales Office
Distribution Facility

Act Quickly: Respond to Customers, Follow Growth and Adapt to Change

EDGEN GROUP

Aligned With Global Growth Trends

Forecast Energy Expenditure Growth by Region, 2012E – 2015E CAGR



CA
5.9%
U.S.
11.9%
LatAm
19.9%
Brazil
25.2%
U.K.
18.0%
Poland
22.7%
Russia
Mid-East
11.5%
Africa
14.2%
Nigeria
15.1%
India
29.9%
UAE
13.3%
APAC
16.7%
Australia
11.0%

2011 Total CapEx: $791B

Global 2012E-2015E CAGR: 13.2%

Region

Country

Source: IHS Oil and Gas CapEx Forecast, as of January 2012

Growth Highlights

U.S.	11.9%
APAC	16.7%
U.K.	18.0%
Brazil	25.2%
India	29.9%

Other Drivers:

- Specialized Products ↑
- Highly Technical Extraction ↑
- Pipe Length per Well ↑

Robust Underlying Market Growth

Proven Strategies to Drive Future Growth

Growth Strategy	Opportunities / Examples
Expand Business with Existing Customers	▪ Created end-market focused sales teams to deliver entire portfolio of products to each customer – valve products to offshore customers ▪ Expand with existing customers as they move into new geographies – drilling programs
Leverage Products and End-Market Expertise	▪ Identify and target new customers in existing end-markets – 400+ customers added in 2011 ▪ Penetrate new markets with existing products – high capacity wind farms ▪ Identify new end-markets – civil infrastructure and nuclear
Broaden Global Networks	▪ New offices: Brazil, China, India, Indonesia, United Kingdom (London), France (Paris) and South Korea ▪ Saudi Arabia joint venture ▪ Focus on locations to capture emerging upstream oil and gas opportunities (e.g., Australia, Canada, African West Coast, Norway, Qatar, Thailand and Vietnam) ▪ Downstream opportunities in emerging markets
Pursue Opportunistic Acquisitions	▪ Geographic and product expansion ▪ Technical expertise and relationships ▪ Synergistic acquisitions, partnerships and alliances ▪ Enhanced organic growth

Deep and Experienced Team


Dan O'Leary
Chairman, President & CEO
David Laxton
Executive Vice President & CFO
Craig Kiefer
President, E&I Segment
Robert Dvorak
President, OCTG Segment
Alan Jones
Senior Vice President & CIO

- Executive management team with an average of over 25 years of industry experience
  - Employees own approximately 13% of the company – 6% purchased directly and 7% through grants
  - Portion of all employee compensation dependent upon achieving EBITDA and working capital targets
- Under leadership team:
  - Extensive industry knowledge and technical expertise across end-markets
  - Local management teams across the globe who are fluent in local languages, cultures and business practices
  - Strong decision making abilities and efficient execution

EDGEN GROUP

Financial Highlights

Strong Growth	▪ 2004 to 2011 – Revenue CAGR 35% ▪ 2011 vs. 2010 – 33% Revenue growth – 44% Adjusted EBITDA growth ▪ Q1 2012 vs. Q1 2011 – 55% Revenue growth – 56% Adjusted EBITDA growth
Significant Operating Leverage(1)	▪ Sales per employee: $3.1 million ▪ SG&A as a % of revenue: 5.3% ▪ Adjusted EBITDA pull-through: 86% ▪ Attractive margin expansion opportunity ▪ Maintenance CapEx: <0.5% of sales ▪ Inventory turns: 5.1x
Strong Cash Flows and Liquidity	▪ Strong cash flow generation ▪ Pro forma net leverage post IPO of 4.1x ▪ $179 million of undrawn revolving credit availability at end Q1 2012

Note: 2004 – 2011 compound annual growth rate based on actual Edgen Murray results for 2005 and pro forma Edgen Group results for 2011. Other information presented herein is pro forma for the combination of B&L and Edgen Murray and does not necessarily reflect what actual performance would have been had the combination actually occurred prior to the time periods for which information is included. See the Unaudited Pro Forma Condensed Combined Financial Information in Edgen Group's Registration Statement on Form S-1 for further information.

(1) All data for 2011. "Adjusted EBITDA pull-through" defined as change in Adj. EBITDA divided by change in gross profit. Inventory turns calculated as (COGS) / (Average Inventory).

EDGEN GROUP

Strong Revenue and EBITDA Growth

Revenue



($MM)
2,000
1,600
1,200
800
400
0
33%
1,255
1,675
2010
2011

Adjusted EBITDA & Margin



($MM)
(%)
150
125
100
75
50
25
0
14
12
10
8
6
4
2
0
44%
86
124
6.8
7.4
2010
2011
Adj. EBITDA
Margin

Quarterly Revenue



($MM)
600
500
400
300
200
100
0
55%
327
506
Q1 2011
Q1 2012

Quarterly Adjusted EBITDA & Margin



($MM)
(%)
50
40
30
20
10
0
12
10
8
6
4
2
0
56%
7.1
7.1
23
36
Q1 2011
Q1 2012
EBITDA
Margin

Note: Information presented herein is pro forma for the combination of B&L and Edgen Murray and does not necessarily reflect what actual performance would have been had the combination actually occurred prior to the time periods for which information is included. See the Unaudited Pro Forma Condensed Combined Financial Information in Edgen Group's Registration Statement on Form S-1 for further information.

Significant Operating Leverage

- Asset light business model
  - Requires minimal capital expenditure
  - Strategic RDCs and satellite stocking facilities
  - Use of third party providers
- Efficient working capital management
  - Minimal "buy to stock" without prior input from customers
  - Project orders, drilling programs and supplier relationships allow for reduced working capital investment
- Significant operating leverage and strong returns on investment
  - Exceptional EBITDA pull through – 86% in 2011[1]
  - 2011 ROIC of 21.3%[2]

Pro-Forma Edgen Group

Sales per Employee ($MM)


4.0
3.0
2.0
1.0
0.0
2.5
3.1
2010
2011

SG&A as a % of Sales


8.0
6.0
4.0
2.0
0.0
6.5
5.3
2010
2011

Asset Light Business Model Allows Flexibility for Growth and Strong Cash Flow Returns

Note: Information presented herein is pro forma for the combination of B&L and Edgen Murray and does not necessarily reflect what actual performance would have been had the combination actually occurred prior to the time periods for which information is included. See the Unaudited Pro Forma Condensed Combined Financial Information in Edgen Group's Registration Statement on Form S-1 for further information.

(1) Defined as change in Adj. EBITDA for the year ended 2010 compared to the year ended 2011 divided by change in gross profit for the year ended 2010 compared to the year ended 2011.

(2) ROIC defined as (EBIT) / (Average Net Tangible Assets) where Net Tangible Assets is defined as (Total Assets – Total Intangibles – Current Liabilities).

EDGEN GROUP

Capitalization

($MM)	As of March 31, 2012	As Adjusted for the Offering	Interest Rate	Maturity
Cash and Equivalents	$13	$13		
Edgen Murray ABL Facility ($195MM)	55	31	L + 325	May – 2014
Edgen Murray Senior Secured Notes	462	462	12.25%	Jan – 2015
B&L ABL Facility ($75MM)	10	10	L+325	Aug – 2014
B&L Term Loan	105	–	L+900	Aug – 2015
B&L Seller Note	50	40	8.00%	Aug – 2019
Edgen Murray Capital Leases	19	19	8.00%	N/A
Net Debt	**$688**	**$549**		

- Net Proceeds received $150M = $139M net debt reduction + $11M interest and penalties on B&L term loan
- Edgen Murray senior notes first call date January 2013
- Net leverage post offering of 4.1x. Long-term net leverage target of less than 2.0x
- S&P rating upgrade on May 15, 2012 from B- to B; Moody's and S&P ratings currently under review for upgrade

Focused on Optimizing the Capital Structure to Drive Exceptional Earnings Growth

Well Positioned to Benefit from Significant Growth Opportunities

EDGEN GROUP

1 Global Specialty Distribution Business Model	■ Established global platform delivers opportunity to penetrate growth markets quickly ■ Critical specialized product focus differentiates our scope of supply
2 Asset Light Business Model and High Operating Leverage	■ Minimal investment required for growth ■ High operating leverage, cash flow conversion and ROIC ■ Minimal required CapEx ■ Strong cash flow generation
3 Aligned With Multiple Industry Growth Trends	■ Growth in energy consumption driving increases in global onshore and offshore rig count – Increased spending in energy infrastructure will spur demand for specialized products ■ Increasing horizontal, directional, and unconventional drilling leading to more steel per well – Such activity will support increased demand for specialized products
4 Proven Strategies to Drive Future Growth	■ Expand business with core customers ■ Develop end-markets and broaden global networks ■ Leverage end-market expertise ■ Pursue opportunistic acquisitions

Appendix

Non-GAAP Definitions:

We define EBIT as net income or loss, plus interest expense and provision for income taxes. We define EBITDA as EBIT plus depreciation and amortization. We define Adjusted EBITDA as EBITDA plus equity based compensation, loss on prepayment of debt and other income and expense. We define EBITDA Margin as EBITDA divided by sales. We define Adjusted EBITDA pull-through as EBITDA divided by gross profit. We use these measures in our business operations to, among other things, evaluate the performance of our operating segments, develop budgets and measure our performance against those budgets, determine employee bonuses and evaluate our cash flows in terms of cash needs. We find these measures to be useful tools to assist us in evaluating financial performance because they eliminate items related to capital structure, taxes and certain non-cash charges. However, these measures have certain limitations as analytical tools. For example, they may eliminate items that are significant to our business.

We define ROIC as EBIT divided by Net Tangible Assets, with Net Tangible Assets defined as total assets minus total intangibles minus current liabilities. We use ROIC, and believe it is a useful tool, to evaluate whether our capital investments are generating stockholder value.

Unaudited Reconciliation of Non-GAAP Financial Measures

EDGEN GROUP

Quarterly and Annual Edgen Group Inc. Pro Forma Net Income to Adjusted EBITDA Reconciliation

	Year Ended December 31,		Three Months Ended March 31,	
Amounts In 000's	**2011**	**2010**	**2012**	**2011**
Net Income (Loss)	$ (329)	$ (74,467)	$ 3,959	$ (5,978)
Income tax expense (benefit)	18,208	(8,315)	5,085	2,929
Interest expense - net	69,849	70,531	18,427	17,937
Depreciation and amortization expense	35,611	34,851	8,239	8,918
EBITDA	$ 123,339	$ 22,600	$ 35,710	$ 23,806
Impairment of goodwill	-	62,805	-	-
Equity based compensation	2,632	1,350	702	576
Other income - net	(1,978)	(797)	(305)	(1,282)
Adjusted EBITDA	$ 123,993	$ 85,958	$ 36,107	$ 23,100

Note: Historical consolidation of the operating results of Edgen Murray II, L.P. and Bourland & Leverich Holdings, LLC

Research Analyst Coverage

Analyst	Firm	Phone Number
Holden Lewis	BB&T Capital Markets	804-782-8820
Robin Shoemaker	Citigroup Global Markets	212-816-3258
Scott Graham	Jefferies	212-336-7465
Ole Slorer	Morgan Stanley	212-761-6198
Igor Levi	Morgan Stanley	212-761-3232
Matt Duncan	Stephens	501-377-3723
Jeff Tillery	Tudor, Pickering, Holt & Co.	713-333-2964
Rhett Carter	Tudor, Pickering, Holt & Co.	713-333-2983